Exhibit 99.2

BRE Properties, Inc.

Second Quarter 2007

Earnings Release and

Supplemental Financial Data

5600 Wilshire

284 Units

Los Angeles, CA

BRE Properties, Inc.	Phone:	415.445.6530
525 Market Street, 4th Floor	Fax:	415.445.6505
San Francisco, CA 94105	E-mail:	ir@breproperties.com

Investor contact: Edward F. Lange, Jr.

Chief Operating Officer and Chief Financial Officer

415.445.6559

Media contact: Thomas E. Mierzwinski

VP, Corporate Communications

415.445.6525

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this document contains forward-looking statements regarding BRE and property performance, and is based on BRE’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, future interest rate levels or capital market conditions. For more details, please refer to BRE’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly report on Form 10-Q.

BRE Properties, Inc.

Second Quarter 2007

Earnings Release and

Supplemental Financial Data

BRE Properties, Inc.

Financial and Operating Highlights

Second Quarter 2007

(Unaudited; in thousands, except per share, ratio and community data)

	Quarter Ended June 30,		Six Months ended June 30,
OPERATING INFORMATION	2007	2006	2007	2006
Total revenues (1)	$85,364	$79,237	$168,526	$155,301
Net income available to common shareholders	$15,146	$70,617	$27,060	$78,003
Per diluted share	$0.29	$1.33	$0.52	$1.49
Funds from Operations (2)	$35,621	$51,425	$67,778	$78,540
FFO per diluted share	$0.68	$0.96	$1.29	$1.47
Nonroutine income items (3)	$1,900	$22,985	$1,900	$22,985
Nonroutine income items per diluted share	$0.04	$0.43	$0.04	$0.43
Other Expenses (4)	$0	$62	$0	$562
Other Expenses per diluted share	$0.00	$0.00	$0.00	$0.01
Dividends per share	$0.5375	$0.5125	$1.075	$1.025
Adjusted EBITDA (2)	$58,591	$52,813	$115,087	$105,996
Common dividends	$27,427	$26,469	$54,829	$52,894
Preferred dividends	$4,468	$4,468	$8,936	$8,936
Interest expense	$20,569	$19,680	$40,589	$40,470
Interest coverage ratio (5)	2.8	2.7	2.8	2.6
Fixed charge coverage ratio (5)	2.3	2.2	2.3	2.1
Same-store revenue increase/decrease	5.0%	7.2%	5.5%	6.9%
Same-store expense increase/decrease	-1.9%	10.4%	-1.5%	8.4%
Same-store NOI increase/decrease	8.2%	5.8%	8.7%	6.2%
Operating margins	70%	68%	70%	68%

CAPITALIZATION DATA			6/30/07	6/30/06
Net real estate investments			$2,852,303	$2,569,579
Total assets, gross			$3,344,741	$2,992,925
Total debt			$1,844,459	$1,438,087
Minority interest			$31,473	$60,043
Preferred stock (at liquidation preference)			$250,000	$250,000
Total shareholders’ equity			$958,617	$1,067,165
Common shares and units outstanding			51,590	52,344
Share price, end of period			$59.29	$55.00
Total market capitalization			$5,153,230	$4,567,007
Total book capitalization			$2,834,549	$2,565,295
Debt to total market capitalization			36%	31%
Debt to total book capitalization			65%	56%
Debt to total assets, gross			55%	48%
Secured debt to total assets			6%	11%

COMMUNITY INFORMATION			6/30/07	6/30/06
Operating communities:
Wholly or Majority Owned Communities			81	78
Wholly or Majority Owned Units			22,681	21,978
Unconsolidated Joint Venture Communities			10	9
Unconsolidated Joint Venture Units			2,948	2,672
Communities under development:
Communities			11	10
Units			3,391	2,690

(1)	Revenues reported exclude results from discontinued operations, partnership income and other income.

(2)	Please refer to Exhibit C for definitions and reconciliations of all non-GAAP financial measures presented in this package.

(3)	The second quarter and YTD 2007 EPS and FFO totals include proceeds from a legal settlement related to Pinnacle Galleria. The second quarter and YTD 2006 EPS and FFO totals include income from land sales totaling $3,485,000 and settlement proceeds related to the Red Hawk Ranch apartment community totaling $19,500,000.

(4)	For 2006, Other Expenses represent Red Hawk Ranch litigation costs.

(5)	Interest coverage represents ratio of Adjusted EBITDA to interest expense. Fixed charge coverage represents ratio of Adjusted EBITDA to interest expense plus preferred stock dividends.

BRE Properties, Inc.

Consolidated Balance Sheets

Second Quarter 2007

(Unaudited, dollar amounts in thousands except per share data)

	June 30, 2007	June 30, 2006
ASSETS
Real estate portfolio:
Direct investments in real estate:
Investments in rental properties	$2,702,810	$2,656,658
Construction in progress	327,256	134,293
Less: accumulated depreciation	(420,589)	(366,222)

	2,609,477	2,424,729

Equity interests in and advances to real estate joint ventures:
Investments in rental properties	44,747	38,644
Real estate held for sale, net	79,883	—
Land under development	118,196	106,206

Total real estate portfolio	2,852,303	2,569,579
Cash	11,937	4,365
Other assets	59,912	52,759

TOTAL ASSETS	2,924,152	2,626,703

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Unsecured senior notes	1,540,000	$980,000
Unsecured line of credit	129,000	180,000
Secured line of credit	—	75,000
Mortgage loans	175,459	203,087
Accounts payable and accrued expenses	89,603	61,408

Total liabilities	1,934,062	1,499,495

Minority interests	31,473	60,043

Shareholders’ equity:
Preferred Stock, $0.01 par value; 20,000,000 shares authorized: 10,000,000 shares with $25 liquidation preference issued and outstanding at June 30, 2007 and June 30, 2006, respectively.	100	100
Common stock, $0.01 par value, 100,000,000 shares authorized. Shares issued and outstanding: 50,727,018 and 51,385,437 at June 30, 2007 and 2006, respectively.	507	514
Additional paid-in capital	958,010	1,066,551

Total shareholders’ equity	958,617	1,067,165

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	2,924,152	2,626,703

BRE Properties, Inc.

Consolidated Statements of Income

Quarters and Six Months Ended June 30, 2007 and 2006

(Unaudited, dollar and share amounts in thousands)

	Quarter ended 06/30/2007	Quarter ended 6/30/2006	Six months ended 06/30/2007	Six months ended 6/30/2006
REVENUE
Rental income	$81,686	$75,781	$161,369	$148,541
Ancillary income	3,678	3,456	7,157	6,760

Total revenue	85,364	79,237	168,526	155,301

EXPENSES
Real estate expenses	$25,429	$25,083	$50,570	$49,123
Depreciation	19,360	17,840	38,312	36,436
Interest expense	20,569	19,680	40,589	40,470
General and administrative	4,737	4,745	9,552	9,185
Other expenses	—	62	—	562

Total expenses	70,095	67,410	139,023	135,776
Other income	3,024	23,605	4,191	24,297

Income before minority interests, partnership income and discontinued operations	18,293	35,432	33,694	43,822
Minority interests	(570)	(897)	(1,149)	(1,805)
Partnership income	508	231	952	309

Income from continuing operations	18,231	34,766	33,497	42,326
Discontinued operations:
Discontinued operations, net (1)	1,383	2,017	2,499	6,311
Net gain on sales	—	38,302	—	38,302

Total discontinued operations	1,383	40,319	2,499	44,613
NET INCOME	$19,614	$75,085	$35,996	$86,939
Dividends attributable to preferred stock	4,468	4,468	8,936	8,936

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$15,146	$70,617	$27,060	$78,003

Net income per common share - basic	$0.30	$1.38	$0.53	$1.52

Net income per common share - assuming dilution	$0.29	$1.33	$0.52	$1.49

Weighted average shares outstanding - basic (2)	50,705	51,335	50,660	51,220

Weighted average shares outstanding - assuming dilution (2)	51,840	53,520	51,840	52,435

(1)    Details of net earnings from discontinued operations. For 2007 includes five operating properties held for sale as of June 30, 2007. For 2006 also includes seven properties held for sale and contributed to a joint venture in April 2006.

	Quarter ended 06/30/2007	Quarter ended 6/30/2006	Six months ended 06/30/2007	Six months ended 6/30/2006
Rental and ancillary income	$2,945	$4,410	$5,775	$12,269
Real estate expenses	(1,184)	(1,857)	(2,335)	(4,887)
Depreciation	(378)	(536)	(941)	(1,071)

Income from discontinued operations, net	$1,383	$2,017	$2,499	$6,311

(2)	See analysis of weighted average shares and ending shares at page 10.

BRE Properties, Inc.

Consolidated Balance Sheets-Past Five Quarters

(Unaudited, dollar amounts in thousands except per share data)

	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
ASSETS
Real estate portfolio:
Direct investments in real estate:
Investments in rental properties	$2,702,810	$2,743,076	$2,726,159	$2,680,948	$2,656,658
Construction in progress	327,256	287,402	242,509	215,650	134,293
Less: accumulated depreciation	(420,589)	(420,385)	(401,893)	(383,870)	(366,222)

	2,609,477	2,610,093	2,566,775	2,512,728	2,424,729
Equity interests in real estate joint ventures:
Investments in rental properties	44,747	39,202	38,846	38,617	38,644
Real estate held for sale	79,883	—	—	—	—
Land under development	118,196	150,528	146,659	47,333	106,206

Total real estate portfolio	2,852,303	2,799,823	2,752,280	2,598,678	2,569,579
Cash	11,937	59,536	10,082	13,649	4,365
Other assets	59,912	62,423	61,129	62,345	52,759

TOTAL ASSETS	$2,924,152	$2,921,782	$2,823,491	$2,674,672	$2,626,703

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Unsecured senior notes	$1,540,000	$1,590,000	$1,290,000	$1,290,000	$980,000
Unsecured line of credit	129,000	—	115,000	—	180,000
Secured line of credit	—	75,000	75,000	75,000	75,000
Mortgage loans	175,459	188,226	188,910	202,344	203,087
Accounts payable and accrued expenses	89,603	67,965	77,192	61,681	61,408

Total liabilities	1,934,062	1,921,191	1,746,102	1,629,025	1,499,495

Minority interests	31,473	31,994	100,544	60,044	60,043

Shareholders’ equity:
Preferred stock	100	100	100	100	100
Common stock	507	507	505	503	514
Additional paid-in capital	958,010	967,990	976,240	985,000	1,066,551

Total shareholders’ equity	958,617	968,597	976,845	985,603	1,067,165

TOTAL LIABILITIES AND EQUITY	$2,924,152	$2,921,782	$2,823,491	$2,674,672	$2,626,703

BRE Properties, Inc.

Consolidated Statements of Income

Past Five Quarters

(Unaudited, dollar amounts in thousands)

	June. 30, 2007	Mar. 31, 2007	Dec. 31, 2006	Sept. 30, 2006	June. 30, 2006
REVENUE
Rental income	$81,686	$79,684	$78,259	$77,645	$75,781
Ancillary income	3,678	3,479	3,441	3,944	3,456

Total revenue	85,364	83,163	81,700	81,589	79,237

EXPENSES
Real estate expenses	25,429	25,140	23,663	25,422	25,083
Depreciation	19,360	18,952	18,424	17,811	17,840
Interest expense	20,569	20,020	19,357	20,372	19,680
General and administrative	4,737	4,816	4,724	3,972	4,745
Other expenses	—	—	—	576	62

Total expenses	70,095	68,928	66,168	68,153	67,410
Other income	3,024	1,167	773	1,751	23,605
Income before minority interests, partnership income and discontinued operations	18,293	15,402	16,305	15,187	35,432
Minority interests	(570)	(579)	(720)	(897)	(897)
Partnership income	508	443	409	432	231

Income from continuing operations	18,231	15,266	15,994	14,722	34,766
Discontinued operations:
Discontinued operations, net (1)	1,383	1,116	1,298	1,241	2,017
Net gain on sales	—	—	—	—	38,302

Total discontinued operations	1,383	1,116	1,298	1,241	40,319

NET INCOME	$19,614	$16,382	$17,292	$15,963	$75,085
Dividends attributable to preferred stock	4,468	4,468	4,468	4,468	4,468

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$15,146	$11,914	$12,824	$11,495	$70,617

Net income per common share - basic	$0.30	$0.24	$0.25	$0.23	$1.38

Net income per common share - diluted	$0.29	$0.23	$0.25	$0.22	$1.33

Weighted average shares outstanding - basic	50,705	50,620	50,410	50,875	51,335

Weighted average shares outstanding - assuming dilution	51,840	51,860	51,610	52,090	53,520

(1) Details of earnings from discontinued operations, net:

	June 30, 2007	Mar. 31, 2007	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006
Rental and ancillary income	$2,945	$2,830	$2,860	$2,896	$4,410
Real estate expenses	(1,184)	(1,152)	(1,011)	(1,113)	(1,857)
Depreciation	(378)	(562)	(551)	(542)	(536)

Income from discontinued operations, net	$1,383	$1,116	$1,298	$1,241	$2,017

BRE Properties, Inc.

Reconciliation of Funds from Operations (FFO), Capital Expenditures, and Continuing and Discontinued Operations

(In thousands, except per share, unit and per unit data)

CALCULATION OF FFO	June 30, 2007	Mar. 31, 2007	Dec. 31, 2006	Sept. 30, 2006	Jun. 30, 2006
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$15,146	$11,914	$12,824	$11,495	$70,617
Add back/ exclude:
Depreciation from continuing operations	19,360	18,952	18,424	17,811	17,840
Depreciation from discontinued operations	378	562	551	542	536
Minority interests	570	579	720	897	897
Depreciation from unconsolidated entities	272	254	262	244	243
Net (gain) on sales	—	—	—	—	(38,302)
Less: Minority interests not convertible into common shares	(105)	(105)	(229)	(406)	(406)

FUNDS FROM OPERATIONS (1)	$35,621	$32,156	$32,552	$30,583	$51,425

Nonroutine income items (2)	$1,900	—	—	—	$22,985

Other expenses (3)	—	—	—	$576	$62

Weighted average shares and equivalents outstanding - assuming dilution	52,720	52,770	52,570	53,050	53,520
PER SHARE INFORMATION - ASSUMING DILUTION:
Funds from operations	$0.68	$0.61	$0.62	$0.58	$0.96
Non-routine income items (2)	$0.04	$0.00	$0.00	$0.00	$0.43
Other expenses (3)	$0.00	$0.00	$0.00	$0.01	$0.00

(1)	Funds From Operations (FFO) is calculated in accordance with the White Paper adopted by the National Association of Real Estate Investment Trusts in October 1999 (as amended in April 2002). See Exhibit C for further definition.

(2)	Nonroutine income items include litigation settlement proceeds of $1,900,000 for the quarter ended June 30, 2007. The quarter ended June 30, 2006 includes gains on sales of land totaling $3,485,000 and Redhawk Ranch litigation settlement proceeds of $19,500,000.

(3)	For the quarter ended September 30, 2006, Other Expenses relate to a prepayment penalty on notes retired prior to maturity. For the quarter ended June 30, 2006, Other Expenses represents litigation costs incurred in connection with a construction defect lawsuit related to Red Hawk Ranch apartment community, which was settled during the quarter.

CAPITAL EXPENDITURES	June 30, 2007	Mar. 31, 2007	Dec. 31, 2006	Sept. 30, 2006	Jun. 30, 2006
Capital expenditures (4)	$5,956	$1,347	$4,209	$4,018	$4,395

Average apartment units in period	22,681	22,720	22,373	22,175	22,725
Capital expenditures per apartment unit in period	$263	$59	$188	$181	$193
Capital expenditures per apartment unit-trailing four quarters	$691	$621	$613	$646	$593
Revenue enhancing rehabilitation costs	$8,758	$7,319	$11,628	$8,823	$6,987

(4)	Represents capital expenditures, excluding rehabilitation costs and development advances. The company expenses certain improvements related to the operation of apartment communities, including carpet, window covering and appliance replacements.

RECONCILIATION OF CONTINUING AND DISCONTINUED OPERATIONS	June 30, 2007	Mar. 31, 2007	Dec. 31, 2006	Sept. 30, 2006	Jun. 30, 2006
Revenues from continuing operations	$88,896	$84,773	$82,882	$83,772	$103,073
Revenues from discontinued operations	2,945	2,830	2,860	2,896	4,410

Total Revenues	$91,841	$87,603	$85,742	$86,668	$107,483
Real estate expenses-continuing operations	$25,429	$25,140	$23,663	$25,422	$25,083
Real estate expenses-discontinued operations	1,184	1,152	1,011	1,113	1,857

Total Real Estate Expenses	$26,613	$26,292	$24,674	$26,535	$26,940
Total Net Operating Income	$65,228	$61,311	$61,068	$60,133	$80,543

Depreciation from continuing operations	$19,360	$18,952	$18,424	$17,811	$17,840
Depreciation from discontinued operations	378	562	551	542	536

Total Depreciation	$19,738	$19,514	$18,975	$18,353	$18,376

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Quarters ended June 30, 2007 and 2006

(Dollar amounts in thousands)

			Revenues			Expenses
		No. of Units	Q2 2007	Q2 2006	% Change	Q2 2007	Q2 2006	% Change
California
L.A./Orange County		6,825	$28,333	$26,887	5.4%	$8,053	$8,660	-7.0%
San Diego		3,712	15,593	15,429	1.1%	4,268	4,394	-2.9%
San Francisco		3,035	13,210	12,301	7.4%	3,578	3,617	-1.1%
Sacramento		1,796	5,594	5,666	-1.3%	1,827	1,776	2.9%
Pacific Northwest
Seattle		3,211	11,329	10,204	11.0%	3,621	3,328	8.8%
Mountain/Desert Markets
Phoenix		902	2,539	2,450	3.6%	929	935	-0.6%

Total Same-Store (1)		19,481	$76,598	$72,937	5.0%	$22,275	$22,710	-1.9%

			Net Operating Income
	No. of Communities	No. of Units	Q2 2007	Q2 2006	% Change	% of Total
California
L.A./Orange County	25	6,825	$20,280	$18,227	11.3%	37%
San Diego	12	3,712	11,325	11,035	2.6%	21%
San Francisco	9	3,035	9,632	8,684	10.9%	18%
Sacramento	8	1,796	3,767	3,890	-3.2%	7%
Pacific Northwest
Seattle	12	3,211	7,708	6,876	12.1%	14%
Mountain/Desert Markets
Phoenix	2	902	1,610	1,515	6.3%	3%

Total Same-Store (1)	68	19,481	$54,322	$50,227	8.2%	100%

			Net Operating Income
“Non Same-Store” Summary	No. of Communities	No. of units	Q2 2007	Q2 2006
Acquired properties (2)	4	930	$2,575	$1,765
Development properties (3)	3	664	1,997	973
Rehabilitation properties (4)	1	453	907	443
Discontinued operations (5)	12	3,337	1,761	2,553
Joint venture and other real estate income (6)	10	2,948	508	231
Commercial properties (7)	n/a	n/a	134	746
Other income	n/a	n/a	3,024	23,605

Total Non Same-Store	30	8,332	$10,906	$30,316

Less Properties Sold Q2’06	(7)	(2,184)
Total All Units / NOI	91	25,629	$65,228	$80,543

(1)	Consists of stabilized properties owned by BRE for at least five full quarters, starting April 1, 2006.

(2)	Consists of NOI from properties acquired after April 1, 2006.

(3)	Consists of NOI from three properties (664 units) fully delivered or stabilized and one property (151 units) partially delivered with units under construction.

(4)	Consists of NOI from one property which is under rehabilitation.

(5)	For 2007, amounts include results from five properties classified as held for sale as of June 30, 2007. For 2006, amounts also include results from seven properties held for sale and contributed to joint venture in April of 2006.

(6)	Consists primarily of our percentage of net income derived from joint venture investments in rental properties.

(7)	Consists of NOI from commercial properties that will later be converted to multi-family and other real estate expenses.

BRE	Properties, Inc.
“Same-Store”	Markets Summary

For the Six Months Ended June 30, 2007 and 2006

(Dollar amounts in thousands)

			Revenues			Expenses
		No. of Units	YTD 2007	YTD 2006	% Change	YTD 2007	YTD 2006	% Change
California
L.A./Orange County		6,825	$55,978	$53,029	5.6%	$15,943	$16,747	-4.8%
San Diego		3,712	30,903	30,397	1.7%	8,387	8,516	-1.5%
San Francisco		3,035	26,380	24,250	8.8%	7,166	7,320	-2.1%
Sacramento		1,796	11,152	11,248	-0.9%	3,647	3,548	2.8%
Pacific Northwest
Seattle		2,963	20,315	18,124	12.1%	6,548	6,249	4.8%
Mountain/Desert Markets
Phoenix		902	4,995	4,825	3.5%	1,846	1,838	0.4%

Total Same-Store (1)		19,233	$149,723	$141,873	5.5%	$43,537	$44,218	-1.5%

			Net Operating Income
	No. of Communities	No. of Units	YTD 2007	YTD 2006	% Change	% of Total
California
L.A./Orange County	25	6,825	$40,035	$36,282	10.3%	38%
San Diego	12	3,712	22,516	21,881	2.9%	21%
San Francisco	9	3,035	19,214	16,930	13.5%	18%
Sacramento	8	1,796	7,505	7,700	-2.5%	7%
Pacific Northwest
Seattle	11	2,963	13,767	11,875	15.9%	13%
Mountain/Desert Markets
Phoenix	2	902	3,149	2,987	5.4%	3%

Total Same-Store (1)	67	19,233	$106,186	$97,655	8.7%	100%

			Net Operating Income
“Non Same-Store” Summary	No. of Communities	No. of units	YTD 2007	YTD 2006
Acquired properties (2)	4	930	5,088	3,296
Development properties (3)	3	664	3,419	1,653
Rehabilitation properties (4)	2	701	2,889	2,440
Discontinued operations (5)	12	3,337	3,440	7,382
Joint venture and other real estate income (6)	10	2,948	952	309
Commercial properties (7)	n/a	n/a	374	1,134
Other income	n/a	n/a	4,191	24,297

Total Non Same-Store	31	8,580	$20,353	$40,511

Less Properties Sold Q2’06	(7)	(2,184)
Total All Units / NOI	91	25,629	$126,539	$138,166

(1)	Consists of stabilized properties owned by BRE for at least six full quarters, starting January 1, 2006.

(2)	Consists of NOI from properties acquired after January 1, 2006.

(3)	Consists of NOI from three properties (664 units) fully delivered or stabilized after January 1, 2006 and one property (151 units) partially delivered with units under construction.

(4)	Consists of NOI from two properties which are under rehabilitation.

(5)	For 2007, amounts include results from five properties classified as held for sale as of June 30, 2007. For 2006, amounts also include results from seven properties held for sale and contributed to joint venture in April of 2006.

(6)	Consists primarily of our percentage of net income derived from joint venture investments in rental properties.

(7)	Consists of NOI from commercial properties that will later be converted to multi-family and other real estate expenses.

BRE Properties, Inc.

“Same-Store” Operating Metrics

As of June 30, 2007 and 2006

		Market Rent per Unit (1)			Occupancy (2)		Turnover Ratio (3)
	No. of Units	Q2’07	Q2’06	% Change	Q2’07	Q2’06	2007	2006
California
L.A./ Orange Co.	6,825	$1,488	$1,431	4.0%	94.6%	94.7%	60%	62%
San Diego	3,712	1,495	1,484	0.8%	93.9%	95.5%	70%	68%
San Francisco	3,035	1,585	1,507	5.2%	95.1%	94.6%	56%	56%
Sacramento	1,796	1,110	1,140	-2.6%	93.3%	94.9%	67%	65%
Pacific Northwest
Seattle	3,211	1,243	1,136	9.5%	95.0%	95.7%	62%	56%
Mountain/Desert Markets
Phoenix	902	974	1,026	-5.1%	92.5%	96.5%	66%	70%

Total/Average Same Store (4)	19,481	$1,406	$1,358	3.5%	94.4%	95.1%	62%	62%

(1)	Represents, by region, weighted average market level rents for the period.

(2)	Represents average physical occupancy for the quarter. Excludes properties in lease-up.

(3)	Represents the annualized number of units turned over for the six month period, divided by the number of units in the region.

(4)	Consists of stabilized properties directly owned by BRE for at least five full quarters, starting April 1, 2006.

“Non Same-Store” Operating Metrics

Acquisition, Development, Rehabilitation,

and Joint Venture Communities - Q207 (5)

	Number of Units
	ACQ	DEV	REHAB	HELD FOR SALE	JV	Total	Market Rent/Unit	Average Occupancy
California
L.A./ Orange Co.	684	664	—	—	—	1,348	$1,529	91.8%
San Diego	246	—	—	—	—	246	1,575	89.5%
San Francisco	—	—	453			453	1,716	71.8%
Sacramento	—	—	—	360	236	596	1,024	94.0%
Pacific Northwest
Seattle	—	—	—	361	—	361	954	96.2%
Mountain/Desert Markets
Phoenix	—	—	—	432	816	1,248	916	93.6%
Denver	—	—	—	—	1,896	1,896	882	94.3%

Total/Average Non-Same Store	930	664	453	1,153	2,948	6,148	$1,138	91.8%

Total/Average Portfolio						25,629	$1,341	93.8%

(5)	Consists of communities acquired and development properties delivered or stabilized after April 1, 2006, one community currently under rehabilitation and nine communities contributed to JV arrangements.

BRE Properties, Inc.

Debt Structure and Share Analysis as of June 30, 2007

(Dollar and share amounts in thousands)

	Balance Outstanding June 30, 2007	Average Life	For the six months ended June 30, 2007
FIXED RATE			Weighted Average Int. Rate	Percentage Total Debt	Percentage Gross Assets
Unsecured (1)	$1,540,000	5.74 years	5.58%	83.5%	46.0%
Secured	164,259	4.59 years	6.23%	8.9%	4.9%
Total fixed rate debt	$1,704,259	5.63 years	5.65%	92.4%	50.9%

VARIABLE RATE DEBT
Unsecured Line of credit (2)	$129,000	2.50 years	6.45%	7.0%	3.9%
Secured tax-exempt mortgages	11,200	0.58 years	4.61%	0.6%	0.3%
Total variable rate debt	$140,200	2.35 years	6.30%	7.6%	4.2%

TOTAL DEBT	$1,844,459	5.38 years	5.70%	100.0%	55.1%

Ratio of debt to total market capitalization	36%
Interest expense coverage - YTD ‘07 (3)	2.8	x
Fixed charge coverage - YTD ‘07 (3)	2.3	x

SCHEDULED PRINCIPAL PAYMENTS
	Unsecured	Secured	Total
2007	$—	$1,377	$1,377
2008	—	22,586	22,586
2009	200,000	19,340	219,340
2010 (4)	279,000	33,271	312,271
2011	250,000	2,127	252,127
2012	460,000	66,645	526,645
Thereafter	480,000	30,113	510,113

Total	$1,669,000	$175,459	$1,844,459

SENIOR UNSECURED DEBT RATINGS
Moody’s	Baa2	(stable	)
Standard & Poor’s	BBB	(stable	)
Fitch	BBB	(stable	)

CAPITALIZED INTEREST	Qtr. Ended 6/30/2007	Qtr. Ended 6/30/2006
Interest capitalized	$6,313	$4,120

	YTD 6/30/2007	YTD 6/30/2006
Interest capitalized	$12,136	$7,781

SUMMARY OF COMMON SHARES
Weighted Average	Qtr. Ended 6/30/2007	Qtr. Ended 6/30/2006
Weighted average shares outstanding (5)	50,705	51,335
Weighted average OP units	880	975
Dilutive effect of stock options	1,135	1,210

Diluted shares - FFO (6)	52,720	53,520
Less: Anti-dilutive OP Units (7)	(880)	—

Diluted shares - EPS(8)	51,840	53,520

Weighted Average	YTD 6/30/2007	YTD 6/30/2006
Weighted average shares outstanding (5)	50,660	51,220
Weighted average OP units	890	985
Dilutive effect of stock options	1,180	1,215

Diluted shares - FFO (6)	52,730	53,420
Less: Anti-dilutive OP Units (7)	(890)	(985)

Diluted shares - EPS(8)	51,840	52,435

Ending	As of 6/30/2007	As of 6/30/2006
Shares outstanding at end of period	50,727	51,385
OP units at end of period	863	959
Dilutive effect of stock options	1,136	1,210

Total	52,726	53,554

SUMMARY OF PREFERRED SHARES	Qtr. Ended 6/30/2007	Qtr. Ended 6/30/2006
8.08% Series B, $25 per share liquidation pref.	3,000	3,000
6.75% Series C, $25 per share liquidation pref.	4,000	4,000
6.75% Series D, $25 per share liquidation pref.	3,000	3,000

	10,000	10,000

(1)	Includes $460 million in convertible senior notes.

(2)	At June 30, 2007 we had a revolving Line of credit providing up to $600 million priced at LIBOR plus 57.5 bp, maturing in January 2010.

(3)	Represents interest expense and preferred stock dividend payment coverage for the six months ended June 30, 2007.

(4)	Includes the scheduled maturity of our unsecured line of credit. At June 30, 2007, the outstanding balance was $129 million.

(5)	Represents denominator for shares in the calculation of basic earnings per share.

(6)	Represents denominator for shares in the calculation of diluted FFO per share.

(7)	Under FAS 128, common share equivalents deemed to be anti-dilutive are excluded from the diluted earnings per share calculations.

(8)	Represents denominator for shares in the calculation of diluted EPS.

BRE Properties, Inc.

Development Communities and Land Held for Development

June 30, 2007

(Dollar amounts in millions)

CONSTRUCTION IN PROGRESS	Number of Units	Cost Incurred (1)	Estimated Cost (2)	Balance to Complete	Product Type	First Units Delivered	Estimated Completion (3)
The Stuart at Sierra Madre Villa
Pasadena, CA	188	$57.6	$59.4	$1.8	Podium	3Q/2007	4Q/2007
Renaissance at Uptown Orange
Orange, CA	460	105.1	114.7	9.6	Wrap	1Q/2007	1Q/2008
Avenue 64
Emeryville, CA	224	59.9	67.9	8.0	Podium	3Q/2007	1Q/2008
5600 Wilshire
Los Angeles, CA	284	66.6	134.2	67.6	Podium	3Q/2008	1Q/2009
Stadium Park I
Anaheim, CA	320	32.8	82.4	49.6	Podium	3Q/2008	2Q/2009
Taylor 28 Apartments
Seattle, WA	197	13.9	59.8	45.9	Podium	1Q/2009	2Q/2009
Belcarra Apartments
Bellevue, WA	296	20.2	83.7	63.5	Podium	3Q/2009	1Q/2010

Total CIP	1,969	$356.1	$602.1	$246.0

LAND OWNED (4)	Number of Units	Cost Incurred	Estimated Cost	Estimated Const. Start	Product Type
Stadium Park II
Anaheim, CA	250	$20.2	$70.7	4Q/2007	Wrap
Crossings
Santa Clara, CA	277	15.2	86.0	4Q/2007	Podium
Pleasanton
Pleasanton, CA	250	11.1	72.1	3Q/2009	Garden
Wilshire La Brea
Los Angeles, CA	645	71.7	320.3	4Q/2008	Mid rise

Total LUD	1,422	$118.2	$549.1

Projected Composite Yield Upon Stabilization (5)		6.75% - 7.75%

LAND UNDER CONTRACT (6)	Number of Units	Cost Incurred (7)	Estimated Cost (8)	Estimated Const. Start	Product Type
Riverside, CA	208	$1.6	$58.8	2H/2008	Garden
Pasadena II, CA	212	1.2	77.6	1H/2008	Podium
Mercer Island, WA	162	0.9	50.1	2H/2008	Podium
Walnut Creek, CA	361	2.7	126.0	1H/2009	Podium
Sunnyvale, CA	348	1.6	125.4	1H/2009	Wrap

Total	1,291	$8.0	$437.9

(1)	Reflects all recorded costs incurred as of June 30, 2007, recorded on our consolidated balance sheets as “direct investments in real estate-construction in progress.” Included in this amount is $28.8 million of costs for the 151 completed units on Renaissance at Uptown Orange which is reflected on our Consolidated Balance Sheet as “direct investments in real estate-investments in rental properties.”

(2)	Reflects the estimated economic cost of development projects, which in certain instances may not reflect the carrying value of the final asset reported under GAAP.

(3)	“Completion” is defined as our estimate of when an entire project will have a final certificate of occupancy issued and be ready for occupancy. Completion dates have been updated to reflect our current estimates of receipt of final certificates of occupancy, which are dependent on several factors, including construction delays and the inability to obtain necessary public approvals.

(4)	Represents projects in various stages of predevelopment, development and initial construction, for which construction or supply contracts have not yet been finalized. As these contracts are finalized, projects are transferred to construction in progress

(5)	Represents weighted average projected stabilized yield for construction in progress and land under development.

(6)	Land under contract represents land parcels for which we have signed a purchase and sale agreement and commenced the entitlement process.

(7)	Represents deposits, contractual costs, and entitlement expenses incurred to date.

(8)	Estimated costs for properties categorized as Land Under Contract are subject to change during the process of entitlement.

BRE Properties, Inc.	Exhibit A
Sequential “Same-Store” Multifamily Markets Summary
Last five quarters

REVENUES
	Q2 2007	Q1 2007	Q4 2006	Q3 2006	Q2 2006
California
L.A./Orange County	2.5%	-0.1%	0.3%	2.6%	2.7%
San Diego	1.8%	-1.2%	-0.6%	1.0%	3.1%
San Francisco	0.3%	3.9%	0.6%	2.4%	2.9%
Sacramento	0.7%	-0.8%	-2.5%	1.1%	1.3%
Pacific Northwest
Seattle	3.8%	3.4%	-0.2%	3.3%	5.5%
Mountain/Desert Markets
Phoenix	3.4%	-0.8%	0.3%	1.1%	3.2%

Total Same Store	2.1%	0.7%	-0.2%	2.2%	3.1%

EXPENSES (1)

	Q2 2007	Q1 2007	Q4 2006	Q3 2006	Q2 2006
California
L.A./Orange County	2.1%	1.4%	-5.1%	-5.4%	7.3%
San Diego	3.6%	4.0%	-12.2%	2.6%	6.6%
San Francisco	-0.3%	8.7%	-9.4%	0.7%	-2.3%
Sacramento	0.4%	3.8%	-3.5%	2.2%	0.8%
Pacific Northwest
Seattle	3.6%	6.9%	-7.2%	5.6%	-3.2%
Mountain/Desert Markets
Phoenix	1.3%	15.2%	-17.4%	4.9%	2.0%

Total Same Store	2.0%	4.8%	-8.0%	0.0%	3.1%

NET OPERATING INCOME

	Q2 2007	Q1 2007	Q4 2006	Q3 2006	Q2 2006
California
L.A./Orange County	2.7%	-0.7%	2.6%	6.4%	0.6%
San Diego	1.2%	-3.0%	4.1%	0.4%	1.7%
San Francisco	0.5%	2.3%	4.7%	3.1%	5.3%
Sacramento	0.8%	-3.0%	-2.0%	0.6%	1.5%
Pacific Northwest
Seattle	3.9%	1.7%	3.4%	2.2%	10.6%
Mountain/Desert Markets
Phoenix	4.6%	-8.4%	11.8%	-1.2%	4.0%

Total Same Store	2.1%	-0.9%	3.3%	3.1%	3.1%

(1)	Expenses fluctuate from quarter to quarter due to timing of repairs and maintenance, utilities and other items.

BRE Properties, Inc.	Exhibit B
Net Asset Value Calculation, Annualized Q2 2007
(Amounts in thousands, except per share data)

Overall portfolio capitalization rate: 4.72% (1)

	Calculation per Actual-Q2 ‘07	Adjustments		As Adjusted
Annualized revenues and expenses:
Current rental revenues	$337,832			$337,832
Partnership and ancillary revenues	17,436			17,436

Total real estate revenues	$355,268	($14,432	)(3),(4),(5)	$340,836
Total real estate expenses	(106,452)	5,763	(3),(4),(5)	(100,689)

Annualized real estate net operating income	$248,816	($8,669)		$240,147
Real estate asset value	$5,271,525			$5,087,860
Value of other assets:
Properties acquired @ 1.0x cost	—	56,983	(3)	56,983
Construction in progress @ 1.35x cost (2)	441,796	92,068	(4)	533,864
Land under development @1.20x cost	141,835	—		141,835
Community under rehabilitation	—	122,238	(5)	122,238
Receivables and other assets, tangible	69,050			69,050
Other liabilities and nonconvertible minority interest	(97,710)			(97,710)

Total value of other assets	$554,971	$271,289		$826,260
Value of all assets:
Real estate asset value	$5,271,525			$5,087,860
Value of other assets	554,971			826,260

Total asset value	$5,826,496			$5,914,120
Debt and preferred equity:
Mortgage loans	$175,459			$175,459
Unsecured senior notes	1,540,000			1,540,000
Unsecured line of credit	129,000			129,000
Secured line of credit	—			—
Perpetual preferred stock	250,000			250,000

Total debt and preferred	$2,094,459			$2,094,459
Current equity value	$3,732,037			$3,819,661
Common shares outstanding	50,727			50,727
Operating partnership units	863			863
Dilution from stock options	1,136			1,136

Diluted shares/OP units outstanding	52,726			52,726

CURRENT NET ASSET VALUE PER SHARE	$70.78			$72.44

1	Market cap rates	Current range
	San Francisco	4.00% -4.75%
	San Diego	4.75% -5.25%
	L.A. / Orange Co.	4.00% -5.00%
	Sacramento	5.00% -5.50%
	Seattle	4.50% -5.50%
	Phoenix	4.75% -5.50%
	Denver	4.75% -5.50%
	Weighted average	4.30% -5.15%

NAV Sensitivity

Cap Rate	$NAV /Share
4.85%	$69.86
4.72%	$72.44
4.60%	$74.96

1	The NAV calculation uses a cap rate of 4.72%, which is at the mid point of our estimated composite range. Market cap rates are based on market transactional data in each operating region, compiled internally, and updated as market conditions change.

2	Multiple derived by performing risk adjusted discounted cash flow analysis on the assets under construction. Analysis assumes a rising cap rate environment (25bps per year) and a discount rate of 8%.

3	Represents NOI adjustment for Carmel Summit, acquired October 31, 2006. Costs are added back at 1.0x and net operating income from this community is subtracted to arrive at adjusted NOI. Adjustment reduces annualized NOI by $2.6M.

4	Represents Galleria at Towngate in Moreno Valley, CA and Renaissance at Uptown Orange in Orange, CA which have commenced the lease up process or did not generate full rental revenues for the period. Cost is added back to CIP at 1.35x of cost, and NOI from those communities is subtracted to arrive at adjusted NOI. Adjustment reduces annualized NOI by $2.4M.

5	Represents Mission Peaks which is under rehabilitation and did not generate full rental revenues for this period. Cost added back represents stabilized market value of Mission Peaks assuming 95% occupancy and 4.50% cap rate. NOI from this asset is subtracted to arrive at adjusted NOI. Adjustment reduces annualized NOI by $3.6M.

BRE Properties, Inc.	Exhibit C
Non-GAAP Financial Measure Reconciliations and Definitions
(Dollar amounts in thousands)

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. BRE’s definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

FFO is used by industry analysts and investors as a supplemental performance measure of an equity REIT. FFO is defined by the National Association of Real Estate Investment Trusts as net income or loss (computed in accordance with accounting principles generally accepted in the United States) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures. We calculate FFO in accordance with the NAREIT definition.

We believe that FFO is a meaningful supplemental measure of our operating performance because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated property, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses FFO to measure returns on its investments in real estate assets. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited.

Management also believes that FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. Our FFO may not be comparable to the FFO of other REITs due to the fact that not all REITs use the NAREIT definition.

	Quarter Ended 06/30/07	Quarter Ended 06/30/06	Six Months Ended 06/30/07	Six Months Ended 06/30/06
Net income available to common shareholders	$15,146	$70,617	$27,060	$78,003
Depreciation from continuing operations	19,360	17,840	38,312	36,436
Depreciation from discontinued operations	378	536	941	1,071
Minority interests	570	897	1,149	1,805
Depreciation from unconsolidated entities	272	243	526	338
Net gain on investments	—	(38,302)	—	(38,302)
Less: Minority interests not convertible to common	(105)	(406)	(210)	(811)

Funds from operations	$35,621	$51,425	$67,778	$78,540

Diluted shares outstanding - EPS (1)	51,840	53,520	51,840	52,435
Net income per common share - diluted	$0.29	$1.33	$0.52	$1.49

Diluted shares outstanding - FFO (1)	52,720	53,520	52,730	53,420
FFO per common share - diluted	$0.68	$0.96	$1.29	$1.47

(1)	See analysis of weighted average shares and ending shares at page 10.

BRE Properties, Inc.	Exhibit C, continued
Non-GAAP Financial Measure Reconciliations and Definitions
(Dollar amounts in thousands)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined by BRE as EBITDA, excluding minority interests, gains or losses from sales of investments, preferred stock dividends and other expenses. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA, gains (losses) from property dispositions, nonroutine items, and other charges, which permits investors to view income from operations without the impact of noncash depreciation or the cost of debt, or with respect to Adjusted EBITDA, other non-operating items described above.

Because EBITDA and Adjusted EBITDA exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of EBITDA and Adjusted EBITDA as measures of our performance is limited. Below is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter ended 06/30/07	Quarter ended 6/30/06	Six Months Ended 06/30/07	Six Months Ended 06/30/06
Net income available to common shareholders	$15,146	$70,617	$27,060	$78,003
Interest	20,569	19,680	40,589	40,470
Depreciation	19,738	18,376	39,253	37,507

EBITDA	55,453	108,673	106,902	155,980
Minority interests	570	897	1,149	1,805
Net gain on sales	—	(38,302)	—	(38,302)
Gain on sales of land	—	(3,485)	—	(3,485)
Dividends on preferred stock	4,468	4,468	8,936	8,936
Other expenses	—	62	—	562
Redhawk Settlement	—	(19,500)	—	(19,500)
Galleria Settlement	(1,900)	—	(1,900)	—

Adjusted EBITDA	$58,591	$52,813	$115,087	$105,996

Net Operating Income (NOI)

We consider community level and portfolio-wide NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the core property operations prior to the allocation of general and administrative costs. This is more reflective of the operating performance of the real estate, and allows for an easier comparison of the operating performance of single assets or groups of assets. In addition, because prospective buyers of real estate have different overhead structures, with varying marginal impact to overhead by acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or groups of assets.

Because NOI excludes depreciation and does not capture the change in the value of our communities resulting from operational use and market conditions, nor the level of capital expenditures required to adequately maintain the communities (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI consistently with our definition and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. NOI also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

	Quarter ended 06/30/07	Quarter ended 6/30/06	Six Months Ended 06/30/07	Six Months Ended 06/30/06
Net income available to common shareholders	$15,146	$70,617	$27,060	$78,003
Interest	20,569	19,680	40,589	40,470
Depreciation	19,738	18,376	39,253	37,507
Minority interests	570	897	1,149	1,805
Net gain on sales	—	(38,302)	—	(38,302)
Dividends on preferred stock	4,468	4,468	8,936	8,936
General and administrative expense	4,737	4,745	9,552	9,185
Other expenses	—	62	—	562

NOI	$65,228	$80,543	$126,539	$138,166

Less Non Same-Store NOI	10,906	30,316	20,353	40,511

Same-Store NOI	$54,322	$50,227	$106,186	$97,655